UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2013

BROADWAY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-27464	95-4547287
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5055 Wilshire Boulevard, Suite 500, Los Angeles, California	90036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 634-1700

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

On November 18, 2013, Broadway Financial Corporation, parent company of Broadway Federal Bank, f.s.b. (the “Bank”) issued a press release announcing that the Bank received a Bank Enterprise Award (“BEA”) of $199,951 on November 15 as part of the fiscal year 2013 BEA Program offered by the U.S. Department of the Treasury’s Community Development Financial Institutions Fund (“CDFI Fund”).  A copy of the press release is attached as Exhibit 99.1 to this report on Form 8-K.

Item 9.01      Financial Statements and Exhibits.

99.1	Press release dated November 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWAY FINANCIAL CORPORATION

Date: November 18, 2013	By	/s/ Brenda J. Battey
Brenda J. Battey
Chief Financial Officer

EXHIBIT INDEX

99.1	Press release dated November 18, 2013